Wells Fargo Funds Trust

Registration Nos. 333-74295; 811-09253

CERTIFICATE PURSUANT TO

17 C.F.R. 230.497(j)

The undersigned hereby certifies on behalf of Wells Fargo Funds Trust (the “Trust”) that the Prospectuses and related Statement of Additional Information describing the Large Cap Stock Funds of the Trust, all of which would have been filed pursuant to 17 C.F.R. 230.497(c), do not differ materially from the Prospectuses and Statement of Additional Information for the Large Cap Stock Funds of the Trust contained in Post-Effective Amendment No. 88 to the Trust’s Registration Statement on Form N-1A filed pursuant to Rule 485(b) on December 1, 2005.

IN WITNESS WHEREOF, the Trust has caused this certificate to be executed and witnessed in its name and on its behalf by the undersigned on the 5th day of December 2005.

Witness:		WELLS FARGO FUNDS TRUST

By:	/s/ JOHANNE F. CASTRO	By:	/s/ CAROL LORTS
Name:	Johanne F. Castro		Carol Lorts
Title:	Assistant Secretary		Assistant Secretary